TILSON INVESTMENT TRUST

TILSON FOCUS FUND

SUPPLEMENT, DATED MAY 20, 2013 (THE “SUPPLEMENT”),
TO THE PROSPECTUS OF THE TILSON FOCUS FUND AND THE TILSON DIVIDEND FUND (“PROSPECTUS”) AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”),
DATED FEBRUARY 28, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND THE SAI, AS SUPPLEMENTED, AND SHOULD BE READ IN CONJUNCTION THEREWITH.

Effective immediately, the Tilson Focus Fund (the “Fund”), a series of the Tilson Investment Trust (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective June 21, 2013 (the “Closing Date”).  Shares of the Fund are no longer available for purchase.

The Board of Trustees of the Trust, in consultation with the Fund’s investment advisor, T2 Partners Management LP (the “Advisor”), determined at a meeting of the Board of Trustees of the Trust, held on May 20, 2013 (“Board Meeting”), to discontinue the Fund’s operations based on, among other factors, the Advisor’s belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations.  Through the date of the Fund’s liquidation, currently scheduled to take place on or about the Closing Date, the Advisor will continue to waive fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund’s fees and expenses at their current level, as specified in the Prospectus.

At the Board Meeting, the Board of Trustees directed that: (i) all of the Fund’s portfolio securities be liquidated in an orderly manner not later than the Closing Date; and (ii) all outstanding shareholder accounts on the Closing Date be closed and the proceeds of each account be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for the Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing fund accounts.  In addition, the Board of Trustees decided to eliminate the Fund’s redemption fee for all shareholder redemptions on or after May 20, 2013.

As a result of the liquidation of the Fund’s portfolio securities described above, the Fund’s normal exposure to equity investments will be reduced and eventually eliminated.  Accordingly, going forward the Fund should not be expected to achieve its investment objective.

Shareholders may continue to freely redeem their shares on each business day during the Fund’s liquidation process.

This transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns.  In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets.  In order to avoid a potential tax issue, shareholders that have invested through an IRA or other tax-deferred account may choose to authorize, prior to the Closing Date, a direct transfer of their retirement account assets to another tax-deferred retirement account.  Typically, shareholders have 60 days from the date of the liquidation to invest the proceeds in another IRA or qualified retirement account; otherwise the liquidation proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding the Fund, please call 1-888-484-5766.

Investors Should Retain this Supplement for Future Reference.